SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 7th, 2024

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01  Other Events

Dear Alpine 4 Shareholders,

As we move through this transformative period, I want to update you on the progress we have made in our strategic reorganization plan. Over the past four months, we have undertaken steps to ensure the agility of our Company in an increasingly competitive landscape.

We have significantly reduced our overhead expenditures by becoming more efficient and focused.  As I spoke of in prior letters, the divesting of Morris Sheet Metal and related subsidiaries has positively impacted cash flow as the high cost of the total employee burden of our union-based construction companies was very expensive.  Through the sale of Morris Sheet Metal (MSM), we successfully reduced employee costs by selling the business to a well-known buyer specializing in sheet metal construction who proudly supports the Union they serve. In addition to the sale of MSM and salary reductions led by myself and other executive team members of Alpine 4 in 2023, we continue to execute on tough decisions to streamline operations.  After the review of our other portfolio companies, we strategically, through the sale or closing of specific subsidiaries, along with attrition and necessary layoffs, have reduced our employee count to 212.  This contraction has been implemented with careful consideration to minimize the impact on our core capabilities and to safeguard the Company's future.

Additionally, we have achieved a marked reduction in other key expenses. The tireless efforts of our VP of Human Resources and her team, alongside the expert guidance of Moreton Insurance, have been instrumental in the creation and development of our captive self-insured plan, which we manage through the United Health Care network. This innovative approach has significantly reduced our health insurance costs per employee by 24% in the first quarter of 2024, compared to the last quarter of the previous year. Importantly, we have maintained our commitment to the well-being of our employees throughout these changes.  Despite the financial pressures, we continue to provide all Alpine 4 employees with healthcare coverage at no cost, ensuring that their health and peace of mind are safeguarded during these challenging times.

Moreover, our focus has not just been on internal efficiencies and cost-cutting.  We have been fervently working to expand our customer base across all subsidiaries, with particular emphasis on Vayu Aerospace. The addition of a new sales professional at Vayu early in the second quarter and partnerships with industry leaders for the integration of high-value sensors and components have bolstered our sales initiatives for the G1 MkII, G1 MkIII, and the US-1 enhanced (US-1e) drones/UAVs.  Vayu is also interviewing additional sales reps to handle their tactical line of drones geared towards the law enforcement industry and expects to make a hiring decision on that person/s later this month.   In April I attended the Xponential drone conference along with our Vayu team to not only assess the competition but also secure new sensor technologies for our UAVs.  I want to extend my gratitude to Magline Composites of Spain (https://www.magline.es/company) for their collaborative efforts in expanding our geographic reach outside of the US.  It was an exceptional opportunity to have our teams collaborate together at the conference.  I will also note that Quality Circuit Assembly has added new EV work with various EV OEM's, several of them being new customers. Many of these new high-tech customers are contributing to QCA's backlog, which has grown past the $3 million mark for the first time in 2024.   RCA has also been actively developing new products including bringing back the ElecJet Apollo under the RCA umbrella of products.   Once we have more information on the timing of this, we will let shareholders know.

Despite these promising developments, we must again acknowledge the ongoing financial challenges we face.  Our path to financial stability remains difficult.   We continue to navigate a significant cash crunch as we work through this period to bring the financials current.  We are confident in the direction we are headed, and the support and cooperation of our creditors remain crucial to our success.  A special thank you to Alan Martin for his continued willingness to work with us on our lawsuit settlement, to the Envision group for their understanding concerning the debt associated with our property in South Bend, IN, formerly part of Deluxe Sheet Metal, and to all our banking partners who continue to support our subsidiaries during these challenging times.

In our commitment to maintaining transparency and accountability, we have engaged new auditors, Marcum LLP, to prepare our 10-Q report for 2023. We are diligently working towards meeting the Nasdaq deadline of May 13th for the filing. While we are optimistic about submitting the report by this date, it is paramount that the auditors are thorough. Therefore, if Marcum requires additional time to ensure the accuracy and completeness of the report, we may face a potential Nasdaq delisting notice.  We have been proactive in communicating with Nasdaq on the subject.  Should this occur, we have been assured by Nasdaq that we have the right to appeal.  I want to reassure all stakeholders that in the event of receiving a delisting notice, the Company will indeed pursue an appeal. We are confident that we would be granted the appeal, thereby allowing us sufficient time to finalize and file our 10-Q for 2023, with the 2023 10-K filed thereafter. We appreciate your continued support and understanding as we navigate these processes to fortify our compliance and reporting standards and ensure future timely filings.

Finally, as of the date of writing this letter, we are tentatively scheduling the Company's 2023/2024 Annual Shareholders Meeting for Friday, August 2nd, 2024, at 5 pm EST.  This date accounts for 60-days' notice from the time our 2023 financials are current, allowing shareholders time to vote the proxy and submission of questions.

Your trust and investment in Alpine 4 are greatly valued, and we are committed to a strategic vision that ensures growth and value creation. Thank you for your continued support.

Best regards,

Kent Wilson

CEO / President / Co-Founder

About Alpine 4 Holdings: Alpine 4 Holdings, Inc. is a Nasdaq traded Holding Company (trading symbol: ALPP) that acquires business, wholly, that fit under one of several portfolios: Aerospace, Technology, and Manufacturing as either a Driver, Stabilizer or Facilitator from Alpine 4's disruptive DSF business model. Alpine 4 works to vertically integrate the various subsidiaries with one another even if from different industries. Alpine 4 understands the nature of how technology and innovation can accentuate a business, focusing on how the adaptation of new technologies, even in brick-and-mortar businesses, can drive innovation. Alpine 4 also believes that its holdings should benefit synergistically from each other, have the ability to collaborate across varying industries, spawn new ideas, and create fertile ground for competitive advantages.

Contact: Investor Relations

investorrelations@alpine4.com

www.alpine4.com

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.  The Company expressly disclaims any obligation or intention to update these forward-looking statements contained in this Report.

Item 9.01 Financial Statements and Exhibits

(d)                           Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: May 7, 2024